UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 16, 2024
Date of Report (date of earliest event reported)
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SunCoke Energy, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State of Incorporation)	001-35243 (Commission File Number)	90-0640593 (IRS Employer Identification Number)
1011 Warrenville Road, Suite 600
Lisle,	IL	60532
(Address of principal executive offices and zip code)

(630)	824-1000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	SXC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2024 Virtual Annual Meeting of Stockholders (the “Virtual Annual Meeting”) of SunCoke Energy, Inc. (the “Company”) was held on May 16, 2024. At the Virtual Annual Meeting, stockholders holding and entitled to vote 75,956,227 shares of common stock of the Company, or approximately 90.34% of the total outstanding shares of the Company’s common stock on the record date for the Virtual Annual Meeting, which constituted a quorum, were present in person or by proxy. At the Virtual Annual Meeting, the Company’s stockholders voted on the following matters:

1.On the matter of the election of two directors, Ralph M. Della Ratta, Jr. and Susan R. Landahl, to the class of directors whose term expires in 2027, the vote was as follows:

Nominee	Votes For	Votes Against	No. of Shares Abstaining
Ralph M. Della Ratta, Jr.	70,173,911	505,248	55,265
Susan R. Landahl	65,105,883	5,565,306	63,235

Number of broker non-votes: 5,221,803

2. On the matter of the non-binding advisory vote to approve the compensation of the Company’s named executive officers, the vote was as follows:

Votes For	Votes Against	No. of Shares Abstaining
67,260,475	3,398,110	75,839

Number of broker non-votes: 5,221,803
3. On the matter of the advisory vote to approve the frequency of future advisory votes on executive compensation, the vote was as follows:

Votes for One Year	Votes for Two Years	Votes for Three Years	No. of Shares Abstaining
63,937,059	54,707	6,676,269	66,389

Number of broker non-votes: 5,221,803

4. On the matter of the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, the vote was as follows:

Votes For	Votes Against	No. of Shares Abstaining
75,121,238	784,664	50,325

There were no broker non-votes with respect to this matter.

The results reported above are final voting results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 16th day of May, 2024.

SUNCOKE ENERGY, INC.

By:	/s/ John J. DiRocco, Jr.
Name:	John J. DiRocco, Jr.
Title:	Vice President, Assistant General Counsel and Corporate Secretary